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                                VAN KAMPEN TRUST
                            ON BEHALF OF ITS SERIES
                        VAN KAMPEN STRATEGIC INCOME FUND
                   SUPPLEMENT DATED SEPTEMBER 13, 2000 TO THE
                         PROSPECTUS DATED JULY 28, 2000

    The Prospectus is hereby supplemented as follows:

    The Board of Trustees has continuously reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Strategic Income Fund (the "Fund"). In connection therewith, the Board considered various alternatives including a possible merger or liquidation of the Fund. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Fund. On September 12, 2000, the Board approved a Plan of Liquidation for the Fund. The Plan of Liquidation will be presented to the shareholders of the Fund for approval. As a result of the Board's actions, the Fund is suspending the continuous offering of its shares to new investors of the Fund effective at the close of business September 22, 2000. Fund shareholders as of September 22, 2000 may continue to purchase shares of the Fund after such date. Dividends subject to automatic reinvestment in the Fund according to previous instructions of existing shareholders will continue to be reinvested in shares of the Fund.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE